UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                (Amendment No. 2)

Date of Report (Date of earliest event reported) September 7, 2005

                          Rand Acquisition Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-50908                     20-1195343
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(State or other jurisdiction       (Commission                (I.R.S. Employer
    of incorporation)              File Number)              Identification No.)

450 Park Avenue, 10th Floor, New York, New York                         10022
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   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

Item 7.01 of Rand Acquisition Corporation's ("Rand") Current Report on Form 8-K filed September 7, 2005, as amended, is hereby amended and restated in its entirety to read as follows:

Commencing September 7, 2005, Rand Acquisition Corporation ("Rand") intends to hold presentations for certain of its stockholders regarding the acquisition of Lower Lakes Towing Ltd. by Rand, as described in Rand's Form 8-K, filed on September 6, 2005. The presentation is attached as Exhibit 99.1 and is incorporated by reference herein.

Stockholders should note that the financial information included on pages 36 and 39 of the presentation materials attached as Exhibit 99.1 has not been audited and does not comply with either U.S. or Canadian generally accepted accounting principles. The financial information included in Exhibit 99.1 was prepared by Lower Lakes' management in connection with the marketing of Lower Lakes for sale, and was intended to serve only as a general financial overview of Lower Lakes. The financial information was derived by Lower Lakes' management by combining the separate historical financial statements for Lower Lakes, its subsidiary, Lower Lakes Transportation Company and its investee, Grand River Navigation Company, Inc. The product of this combination exercise and other accounting and presentation methodologies employed by Lower Lakes' management did not result in financial information that complied with generally accepted accounting principles. Accordingly, there can be no assurance that the financial information presented in Exhibit 99.1 is reflective of the financial position or results of operations of Lower Lakes determined in accordance with generally accepted accounting principles. Rand believes that inclusion of the financial information in Exhibit 99.1 may assist stockholders in obtaining a preliminary understanding of the proposed Lower Lakes acquisition. This Form 8-K is being filed in order to comply with regulations under federal securities laws applicable to selective disclosure of information and solicitation of shareholders before furnishing of a proxy statement.

Stockholders are advised to read, when available, Rand's preliminary proxy statement and definitive proxy statement in connection with Rand's solicitation of proxies for the special meeting of Rand stockholders to be held to approve the acquisition because these statements will contain important information. The definitive proxy statement will be mailed to stockholders of record as of the record date for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Rand Acquisition Corporation, 450 Park Avenue, Suite 1001, New York, New York 10022. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

Rand and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Rand stockholders to be held to approve the acquisition.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 of Rand's Current Report on Form 8-K filed September 7, 2005, as amended, is hereby further amended to delete Exhibit 99.2.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RAND ACQUISITION CORPORATION

Date: February 2, 2006                 By: /s/Laurence S. Levy
                                           -------------------------------------
                                       Name: Laurence S. Levy
                                       Title: Chairman of the Board and Chief
                                              Executive Officer,
                                              (Principal Executive and Financial
                                              and Accounting Officer)